Exhibit 99.1

ASPIRATION, A LEADING SUSTAINABILITY SERVICES PLATFORM FOR PEOPLE AND BUSINESSES, TO BECOME PUBLICLY TRADED VIA MERGER WITH INTERPRIVATE III FINANCIAL PARTNERS INC.

- Aspiration is the first ESG-focused financial services institution to be publicly listed having pioneered the category of sustainability-driven consumer spending and saving products

- Aspiration’s tools and technologies help individuals and companies fight the climate crisis in ways that are easy, automatic, engaging, and powerful

- Transaction implies a pro-forma equity value of Aspiration at approximately $2.3 billion and is expected to provide over $400 million in net cash proceeds to the company, including $258.75 million of cash held in IPVF’s trust and a $200 million fully committed common stock PIPE

- PIPE investors include Doha Venture Capital (Qatar), Capricorn Investment Group, Serengeti Asset Management, Brand Capital International (the strategic investment arm of The Times Group), Western & Southern Life Insurance, InterPrivate Capital, AGO Partners, and Drake

- Aspiration, named “Best for the World” as one of the top 5% highest scoring certified B Corporations four years running, will become a Public Benefit Corporation at the time of closing

- Anticipated transaction close in the fourth quarter of 2021

- Investor call scheduled for August 18, 2021 at 8:00 AM ET

LOS ANGELES—August 18, 2021--Aspiration Partners, Inc. (“Aspiration” or the “Company”), a global leader in Sustainability as a Service solutions for consumers and companies, and InterPrivate III Financial Partners Inc. (NYSE: IPVF) (“InterPrivate III”), a publicly-traded special purpose acquisition company, announced today a definitive merger agreement that will result in Aspiration becoming a publicly listed company. Upon closing of the transaction, the company will be named Aspiration, Inc., and is expected to be listed on the New York Stock Exchange under the new ticker symbol “ASP.”

Aspiration offers an ecosystem of sustainable banking services, credit cards, and investment products that help customers keep their deposits out of fossil fuels, automatically plant trees with every card purchase, and track business and personal Planet & People impact scores so they can shop with a conscience. Aspiration’s technology and tools also provide bundled solutions that help businesses meet the demand for sustainability from their customers and employees by offsetting their carbon footprints and developing co-branded products and services that mitigate climate change. The Company’s corporate partners range from software publisher Intuit to NEU Community, which is launching a community of sustainable homes outside of Austin TX in partnership with Aspiration.

Over five million Americans have signed up as members, joining one of the largest communities of Conscious Consumers in the world. The company has a revenue run rate in excess of $100 million as of June 2021 and has driven over 7x growth in the past year.

Aspiration’s sustainable impact grows alongside its financial success. In the past year alone, Aspiration’s individual and business customers have funded the reforestation of over 35 million trees, planting on average more trees each day than there are in New York’s Central Park. The cumulative climate impact of the Aspiration community thus far is the equivalent of taking every car in the state of Connecticut off the road for a year.

“Most Americans want to do their part to fight the climate crisis but don’t know where to start and don’t know how to make a real difference – and this is where Aspiration comes in,” said Andrei Cherny, CEO and Co-Founder of Aspiration. “Aspiration is in the business of fighting the climate crisis. We help people and businesses build sustainable impact into what they do every day by making it easy, automated, and powerful, whether it is in the ways people spend and save their money or the ways businesses engage their customers. The switch to sustainability will likely be the largest, fastest shift in behavior in human history, and Aspiration has a central role to play in powering that transformation for individuals and businesses alike.”

Joe Sanberg, Co-Founder and Board Member, commented: “We’re in a “zero to one” moment as companies of all sizes are quickly realizing that addressing the demand for sustainability from their customers and workforce is essential to their financial success. Aspiration is fast becoming a critical part of the infrastructure of a Good Economy built on sustainability and conscience.”

“Through its merger with InterPrivate, Aspiration will become the first ESG-driven fintech, a unique platform enabling individuals and enterprises to integrate and automate impact into their every-day financial and commercial transactions. The millions of passionate Aspiration members are an asset unto themselves, and have helped create a brand synonymous with sustainability that we expect to see extend in many exciting directions,” said Ahmed Fattouh, Chairman and CEO of InterPrivate III. “With strong secular tailwinds, Aspiration is growing rapidly, and we look forward to helping Andrei, Joe and the team execute on their strategic plans,” added Nicholaos Krenteras, President of InterPrivate III.

Mr. Cherny will remain the CEO of the combined company while Mr. Sanberg will continue to serve on the Board.

Transaction Overview

The transaction implies a pro forma equity valuation for Aspiration of $2.3 billion, or 7.7x implied enterprise value to projected 2022 revenue of $254 million and 3.8x projected revenue of $508 million for 2023. Consideration to Aspiration’s shareholder will comprise at least 175 million shares of InterPrivate III common stock, as well as up to an additional 100 million shares based on the performance in the share price over a 5-year period. In addition, funds and accounts managed by Doha Venture Capital (Qatar), Capricorn Investment Group, Serengeti Asset Management, Brand Capital International (the strategic investment arm of The Times Group), Western & Southern Life Insurance, InterPrivate Capital, AGO Partners, and Drake are leading participants in the $200 million PIPE at a price of $10.00 per share of common stock of InterPrivate III immediately prior to the closing of the transaction.[1]

After giving effect to the transaction, the Company is expected to have over $400 million of cash to accelerate Aspiration’s growth initiatives, which include marketing and further investment in product innovation and technology.

At the closing of the transaction, Aspiration will become a Public Benefit Corporation under Delaware law with a public purpose to “help those we serve Do Well and Do Good for People and the Planet.” Aspiration, which has been named to the “Best for the World” list of the top five percent of highest scored certified B Corporations four years in a row, will be the only publicly traded consumer financial institution that is a Public Benefit Corporation.

The boards of directors for both Aspiration and InterPrivate III have unanimously approved the proposed business combination, which is expected to be completed in the fourth quarter of 2021, subject to, among other things, the approval by InterPrivate III’s stockholders of the merger and the concurrent PIPE transaction; satisfaction of the conditions stated in the definitive agreement and other customary closing conditions, including that the U.S. Securities and Exchange Commission (the “SEC”) completes its review of the proxy statement/prospectus; the receipt of certain regulatory approvals; and, approval by the New York Stock Exchange to list the securities of the combined company.

Advisors

Citigroup Global Markets Inc. is acting as financial advisor, Union Square Advisors is acting as capital markets advisor, and Latham & Watkins is acting as legal advisor to Aspiration. Morgan Stanley & Co. LLC and PJT Partners LP are acting as financial advisors to InterPrivate III, Early Bird Capital is acting as capital markets advisor to InterPrivate III, and InterPrivate Capital is acting as strategic advisor to InterPrivate III. White & Case LLP is acting as legal advisor to InterPrivate III. Morgan Stanley & Co. LLC is acting as lead placement agent for the PIPE financing, Citigroup Global Markets Inc. and PJT Partners LP are acting as co-placement agents for the PIPE financing, and Sidley Austin LLP is acting as legal advisor to the placement agents.

Webcast and Conference Call Information

●	Wednesday, August 18, 2021
●	8:00 am ET

Webcast

A conference call will also be available in the Investor section of the Company’s website at https://www.aspiration.com/investors. To listen to the broadcast, go to the site at least 15 minutes prior to the scheduled start time. A replay of the call will also be available for 90 days on the Company’s website.

Participant Operator Assisted Dial-In:

●	United States Toll/International: +1-201-689-8470
●	United States Toll-Free: +1-877-407-9039

A telephone replay will be available Wednesday, August 18, 2021, 11:00 am ET through Wednesday, September 1, 2021, 11:59 pm ET and can be accessed by dialing:

●	United States Toll/International: +1-412-317-6671
●	United States Toll-Free: +1-844-512-2921
●	Event ID: 13722356

On the call, the presenters will be reviewing an investor presentation, which will be filed with the SEC as an exhibit to a Current Report on Form 8-K announcing the merger prior to the call and will be available on the SEC website at www.sec.gov.

About Aspiration Partners, Inc.

Aspiration is a leading platform to help people and businesses put automated sustainable impact into their hands and integrate it into their daily lives. Aspiration has earned the trust of its more than 5 million members by helping them spend, save, shop, and invest to both "Do Well" and "Do Good." Aspiration Partners, Inc. is a certified B Corp. Headquartered in Marina del Rey, CA, Aspiration Partners Inc. is backed by investors including Alpha Edison, AGO, Capricorn Investment Group, Allen & Company, Flourish Ventures, Social Impact Finance, Deep Field Asset Management, Joseph Sanberg, Alex Pomeroy, Glenn "Doc" Rivers, Orlando Bloom, Leonardo DiCaprio, Cindy Crawford, Kaia Gerber, and Robert Downey Jr.'s Footprint Coalition Ventures. For more information, visit Aspiration.com or Aspiration.com/business. Still and video media assets can be found at https://tinyurl.com/56u3yu3z.

About InterPrivate III Financial Partners Inc.

InterPrivate III Financial Partners Inc., led by Ahmed Fattouh, Sunil Kappagoda, and Nicholaos Krenteras, is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue initial business combination targets in any industry, the Company expects to pursue targets in the financial services industry with a particular focus on tech-enabled companies, with a focus on target companies with an enterprise value of $1 billion or more. InterPrivate III’s Board of Directors includes globally recognized financial services leaders including former BankOne Chairman, John McCoy; former Lucent and Verifone Chairman, Rich McGinn; and Pine Brook founder and former Warburg Pincus Vice Chairman, Howard Newman.

About InterPrivate Capital

InterPrivate Capital is a private investment firm that invests on behalf of a consortium of family offices. The firm’s unique independent co-sponsor structure provides its investors with the deep sector expertise and transaction execution capabilities of veteran deal-makers from the world’s leading private equity and venture capital firms. Affiliates of InterPrivate Capital act as sponsors, co-sponsors and advisors of special purpose acquisition companies (“SPACs”), and manage a number of investment vehicles on behalf of its family office co-investors that participate in private and public opportunities, including PIPE investments in support of the firm’s sponsored business combinations. For more information regarding InterPrivate Capital, please visit www.interprivate.com. For more information regarding InterPrivate’s SPAC strategy, please visit www.ipvspac.com.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Proposed Transaction”) involving InterPrivate III Financial Partners Inc. (“InterPrivate III”) and Aspiration Partners, Inc. (“Aspiration”), InterPrivate III intends to file a registration statement, which will include a preliminary proxy statement/prospectus, with the SEC. The proxy statement/prospectus will be sent to stockholders of InterPrivate III. This press release is not a substitute for the proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASPIRATION, INTERPRIVATE III, THE PROPOSED TRANSACTION AND RELATED MATTERS. The documents filed or that will be filed with the SEC relating to the Proposed Transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from InterPrivate III upon written request at InterPrivate III Financial Partners Inc., 1350 Avenue of the Americas, 2nd Floor, New York, NY 10019.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the Proposed Transaction and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, InterPrivate III, Aspiration, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction under the rules of the SEC. Information about InterPrivate III’s directors and executive officers and their ownership of InterPrivate III’s securities is set forth in filings with the SEC, including InterPrivate III’s final prospectus used in connection with its initial public offering, which was filed with the SEC on March 9, 2021. To the extent that holdings of InterPrivate III’s securities have changed since the amounts included in InterPrivate III’s final prospectus used in connection with its initial public offering, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants will also be included in the proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Aspiration’s industry and market sizes, future opportunities for InterPrivate III, Aspiration and the combined company, InterPrivate III’s and Aspiration’s estimated future results and the Proposed Transaction, including the implied equity value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed or that will be disclosed in InterPrivate III’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) inability to complete the Proposed Transaction or, if InterPrivate III does not complete the Proposed Transaction, any other business combination; (2) the inability to complete the Proposed Transaction due to the failure to meet the closing conditions to the Proposed Transaction, including the inability to obtain approval of InterPrivate III’s stockholders, the inability to consummate the contemplated PIPE financing, the failure to achieve the minimum amount of cash available following any redemptions by InterPrivate III stockholders, the failure to meet the NYSE listing standards in connection with the consummation of the Proposed Transaction, or the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (3) costs related to the Proposed Transaction; (4) a delay or failure to realize the expected benefits from the Proposed Transaction; (5) risks related to disruption of management time from ongoing business operations due to the Proposed Transaction; (6) the impact of the ongoing COVID-19 pandemic; (7) the risk that Aspiration may not be able to execute its growth strategies or achieve and maintain profitability; (8) the uncertainty of Aspiration’s projected financial information; (9) changes regarding the development of the sustainability industry, the markets that Aspiration targets, customer demand and the ability of Aspiration to maintain and enhance its brand; (10) changes in the highly competitive market in which Aspiration competes, including with respect to its competitive landscape, rapid technological change or regulatory changes; (11) uncertainties surrounding Aspiration’s expansion of products and service offerings; (12) the ability of Aspiration to maintain strategic relationships and execute on strategic transactions; (13) extensive governmental regulation and scrutiny applicable to Aspiration and its subsidiaries, including as a result of certain of its subsidiaries being subject to SEC and FINRA rules and net capital requirements; (14) the ability of Aspiration to adhere to legal requirements with respect to the protection of personal data and privacy laws; (15) cybersecurity risks, data loss and other breaches of Aspiration’s network security and the disclosure of personal information; (16) the risk of regulatory lawsuits or proceedings relating to Aspiration’s products or services; (17) the risk that Aspiration is unable to secure or protect its intellectual property; (18) the limited experience of Aspiration’s management in operating a public company; (19) underlying assumptions and data with respect to Aspiration’s key performance indicators and other business metrics that may be (or may be perceived to be) inaccurate; (20) the risk that Aspiration may not be able to develop and maintain effective internal controls; (21) the outcome of any legal proceedings that may be instituted against InterPrivate III, Aspiration or any of their respective directors or officers following the announcement of the Proposed Transaction; and (22) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about InterPrivate III and Aspiration or the date of such information in the case of information from persons other than InterPrivate III or Aspiration, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Aspiration’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Contacts

Aspiration Investor Relations

investors@Aspiration.com

Aspiration Public Relations

press@aspiration.com

InterPrivate III Financial Partners Inc.

Investor Relations

ir@interprivate.com

InterPrivate Capital

Charlotte Luer

Investor Relations

ir@interprivate.com

[1] PIPE investors have the option to receive temporary post-closing price protection from pre-existing Aspiration shareholders’ in exchange for such investor’s commitment to extended anti-hedging, anti-shorting and anti-borrow provisions. This protection, if effected, would be fulfilled by a reallocation of escrowed secondary shares from existing Aspiration shareholders and will cause no change to the company’s pro forma share count.